UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of Report (Date of earliest event reported): December 29, 2025

MOUNT LOGAN CAPITAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42813	33-2698952
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

650 Madison Avenue, 3rd Floor New York, New York (Address of principal executive offices)		10022 (Zip Code)
(212) 891-2880
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	MLCI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).
Emerging growth company ☒

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
Business Update
In advance of launching its expected tender offer, Mount Logan Capital Inc. (“Mount Logan”, "MLCI" or the “Company”) is providing an update on certain business developments following the closing of the business combination (the "Business Combination") with 180 Degree Capital Corp. ("180 Degree Capital" or "TURN") on September 12, 2025. Since that date, Mount Logan has integrated the 180 Degree Capital investment team into Mount Logan’s Asset Management and Insurance Solutions businesses, with a focus on:
•Supporting origination and sourcing activities for Mount Logan’s managed vehicles, including its private credit strategies, insurance portfolios, and strategic origination platform investments by building a scaled, diversified private credit platform, and
•Leveraging TURN’s analytical and public markets expertise to support Mount Logan’s broader capital allocation and risk management processes.
The legacy TURN portfolio has been naturally reduced from six positions on September 12, 2025, to three remaining positions as of today. Excluding shares of Synchronoss Technologies, Inc. ("SNCR") that are subject to a voting agreement related to the announced acquisition of SNCR by Lumine Group Inc., less than 3% of Mount Logan's GAAP equity value as of September 30, 2025, is attributable to legacy TURN investments.
Since closing the Business Combination, MLCI has focused on realizing value from the acquired public equity portfolio, while redeploying the TURN team to help drive origination and long-term, fee-based growth across the Company's Asset Management and Insurance Solutions businesses. As of the close of business on December 26, 2025, the portfolio has appreciated by approximately $2 million as Mount Logan has reduced portfolio holdings from six to three. Management expects the remaining three legacy TURN portfolio positions to be fully exited by the end of the first half of 2026. With a strong balance sheet, compelling fee-based businesses, and the additional capital from the TURN acquisition, Mount Logan has created a capital allocation framework to drive growth and create long-term value for our shareholders.

Capital Allocation and Re-deployment

Consistent with Mount Logan’s integrated asset management and insurance solutions model, the equity capital associated with the TURN transaction, net of portfolio realizations and transactions costs, is being re-deployed to support the growth of the Company’s core businesses. As previously disclosed, in addition to the expected tender offer, near-term capital allocation priorities include:

•Evaluating future opportunities for additional tenders, stock repurchases or other transactions;
•Funding investment into the Insurance Solutions segment, primarily to enable the business to insure or reinsure new additional multi-year guaranteed annuities and related investment strategies at Ability Insurance Company (“Ability”), Mount Logan’s Nebraska-domiciled insurer;
•Supporting organic and inorganic initiatives within the Company’s Asset Management segment, which may include evaluating new funds and products, increasing investment into Mount Logan’s retail distribution, as well as reviewing opportunistic strategic transactions or acquisitions within private credit, focused on increasing Mount Logan’s base of permanent and semi-permanent capital; and
•Continuing to scale Fee Related Earnings (“FRE”) and Spread Related Earnings (“SRE”) as key drivers of recurring earnings and long-term value creation.
By directing incremental equity to Ability and Mount Logan Management ("ML Management"), the Company expects to reinforce its “flywheel” growth strategy between its Asset Management and Insurance Solutions platforms, where permanent and semi-permanent insurance capital provides a stable base for AUM growth. This strategy is expected to support higher FRE and SRE over time.

Permanent and Semi-Permanent Capital Orientation

ML Management manages a diversified platform of alternative credit and insurance-related investment vehicles, with a strategic focus on permanent and semi-permanent capital that supports recurring fee-based earnings and long-term alignment with investors.

The Company defines its core vehicles as those with indefinite or long-duration capital, active investment programs, and ongoing fee generation. These include, among others:

•Ability, which provides a stable and growing base of permanent capital;

•BCP Investment Corporation (Nasdaq: BCIC), a closed-end business development corp. ("BDC") with permanent capital managed by Sierra Crest Investment Management LLC, a registered investment adviser in which Mount Logan has a minority ownership interest; and

•Opportunistic Credit Interval Fund (SOFIX), and other long-term retail and institutional credit strategies managed by ML Management or its affiliates.

These core vehicles underpin Mount Logan’s growth in fee-related earnings, as reflected in the continued increase in management and incentive fees from core strategies, as highlighted in the Company’s investor materials.

By contrast, certain legacy strategies, including the Company’s Collateralized Loan Obligation (CLO) vehicles and the Ovation Alternative Income Fund, are classified as non-core and are in various stages of harvest or wind-down. These vehicles are not included in Mount Logan’s definition of permanent or semi-permanent capital and are not central to the Company’s forward-looking growth strategy.

The information in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 8.01     Other Events.
In October 2025, the Company discovered that a former employee of ML Management, its SEC-registered investment adviser subsidiary, engaged in misconduct while overseeing two operationally related portfolio companies of a non-core private fund advised by ML Management that has been and is winding down. ML Management ended its relationship with this employee and promptly engaged independent counsel to conduct a thorough investigation, which is ongoing. To date, the Company has repaid one portfolio company approximately $690,000, inclusive of interest, that the former employee misappropriated from it through illegitimate vendor payments and expense reimbursements. The Company continues to investigate additional potentially misappropriated expenses with respect to that portfolio company of up to $180,000. Following completion of the forensic review, it is expected that the Company will evaluate compensating the fund for certain fees received by ML Management related to the portfolio companies; these are believed to be at most $1.35 million, but are currently estimated to be less than that amount. The Company also continues to investigate the former employee’s unauthorized actions regarding the second portfolio company, which impacted assets owned by that portfolio company. The fund sold the second portfolio company earlier this year and expects to reimburse any excess consideration received. ML Management has also taken actions to preserve the value of the potentially impacted assets and implemented short-term remedial measures, is planning long-term process remediations, and self-reported this matter to the U.S. Securities and Exchange Commission ("SEC"). The Company is actively working to recover as much of the funds as possible through all routes available to it. While the Company continues to assess the potential impact of this matter on its financial condition and results of operations, it believes this matter is isolated to actions involving this former employee and does not impact its core strategic initiatives.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements of a forward-looking nature relating to future events within the meaning of applicable U.S. and Canadian securities laws. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “could,” “continue,” “estimate,” “expects,” “intends,” “will,” “should,” “may,” “plan,” “predict,” “project,” “would,” “forecasts,” “seeks,” “future,” “proposes,” “target,” “goal,” “objective,” “outlook,” and variations of these words or similar expressions (or the negative versions of such words or expressions). Forward-looking statements are not statements of historical fact and reflect Mount Logan’s current views about future events. Such forward-looking statements include, without limitation, statements about the benefits, launch, or consummation of the tender offer on the terms specified or at all as well as the feasibility, timing and amount of any future tenders, stock repurchases or other transactions; Mount Logan’s capital allocation and redeployment priorities; Mount Logan’s business strategy and growth initiatives including potential new funds and products, retail distribution efforts, and strategic transactions or acquisitions within the Asset Management segment; future financial and operating results including expectations related to FRE and SRE; timing regarding the reduction and exit of legacy TURN positions; the amount of fees to be repaid in connection with the investigation currently being conducted by the Mount Logan and ML Management, whether funds will be repaid, the amount that will be repaid and how the Company will handle the investigation or respond to the findings of such investigation; and other plans and objectives for future operations and statements that are not historical facts. No assurances can be given that the forward-looking statements contained in this Current Report on Form 8-K will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates, and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Readers should carefully review the statements set forth in the reports, which Mount Logan has filed or will file from time to time on with the SEC or on SEDAR+ and any risk factors contained in such reports, which may cause results to differ.

Mount Logan does not undertake any obligation, and expressly disclaims any obligation, to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any discussion of past performance is not an indication of future results. Investing in financial markets involves a substantial degree of risk. Investors must be able to withstand a total loss of their investment. The information herein is believed to be reliable and has been obtained from sources believed to be reliable, but no representation or warranty is made, expressed or implied, with respect to the fairness, correctness, accuracy, reasonableness, or completeness of the information and opinions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOUNT LOGAN CAPITAL INC.

Date:	December 29, 2025	By:	/s/ Nikita Klassen
		Name:	Nikita Klassen
		Title:	Chief Financial Officer